UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  November 8,  2002
                                                         ------------------

                            E-Com Technologies Corporation
                            -------------------------------
             (Exact name of registrant as specified in its charter)

Nevada                               000-31503                   98-0199981
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(State  or  other  jurisdiction     (Commission                (IRS  Employer
of  incorporation)                  File  Number)         Identification  No.)

     1281 West Georgia Street, Suite 388, Vancouver, BC, Canada  V6E 3J7
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(Address  of  principal  executive  offices)                      (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)  608-6336
                                                         ---------------

                                 not applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On November 8, 2002, E-Com Technologies Corp. (the "Company") dismissed KPMG, LLP as the Company's independent auditor. The decision to change independent auditors was approved by the Company's Board of Directors.

During the Company's two most recent fiscal years and the subsequent interim period preceding the date of change of accountants, there were no disagreements between the Company and KPMG, LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of KPMG LLP on the consolidated financial statements of E-Com Technologies Corp. as of and for the years ended December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of E-Com Technologies Corp. as of and for the years ended December 31, 2001 and 2002, contained a separate paragraph stating "The Company's consolidated financial statements are prepared on a going concern basis in accordance with generally accepted accounting principles in the United States which contemplates the realization of assets and discharge of liabilities and commitments in the normal course of business. Certain conditions, discussed below, currently exist which raise substantial doubt upon the validity of this assumption.
The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The Company has begun to generate revenues from sales of hardware and software and website services, but such revenues are not yet sufficient to cover operating costs. Furthermore, the Company has experienced negative cash flows for the year ended December 31, 2001 and at December 31, 2001 has an excess of current liabilities over current assets.
The Company plans to increase revenue through marketing efforts and business development and also plans to seek additional equity financing to fund future operations. Through March 31, 2002, no such additional financing has been obtained and there is no assurance that such financing will be available in the future, when required, and on an economic basis. If the Company is unable to generate sufficient cash inflows, it may be required to reduce or limit operations."

Attached to this Current Report on Form 8-K is a letter from KPMG, LLP to the Securities and Exchange Commission that states that KPMG, LLP agrees with the foregoing statement.

On November 8, 2002, the Company engaged Amisano Hanson, Chartered Accountants as the Company's independent auditor to audit the Company's financial statements.

ITEM  7.     EXHIBITS

(16)     Letter  from  KPMG, LLP to the Securities and Exchange
         Commission

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    E-COM  TECHNOLOGIES  CORP.

Date:  November 14,  2002          /s/  Kyle Werier
                                   ----------------
                                   Kyle Werier,  President

                                 Exibit (16)

          Letter  from  KPMG, LLP to the Securities and Exchange
                                Commission

[ KPMG LOGO ]

    KPMG LLP
    Chartered Accountants                         Telephone (604) 691-3000
    Box 10/126 777 Dunsmuir Street                Telefax   (604) 691-3031
    Vancouver, BC V7Y 1K3                         www.kpmg.ca
    Canada


Securities and Exchange Commission
Washington DC 20549


November 14,2002

Dear Ladies and Gentlemen:

We were previously principal accountants for E-Com Technologies Corp. and, under the date of March 1,2002 we reported on the consolidated financial statements of E-Com Technologies Corp. as of and for the years ended December 31,2001 and 2000. On November 8,2002 we resigned. We have read E-Com Technologies Corp.'s statements included under Item 4 of its Form 8-K dated November 14,2002, and we agree with such statements, except that we are not in position to agree or disagree with E-Com Technologies Corp's statement that the decision to change independent auditors was approved by the Board of Directors.

Yours very truly

KPMG LLP

Chartered Accountants